EXHIBIT 99.1

News Release

TranSwitch Corporation Announces

Second Quarter 2012 Financial Results

SHELTON, CT – August 8, 2012 – TranSwitch Corporation (NASDAQ: TXCC), a leading provider of semiconductor solutions for multimedia connectivity and processing today announced financial results for the second quarter ended June 30, 2012.

Net revenues for the second quarter of 2012 were approximately $3.8 million, as compared to net revenues of $3.7 million for the first quarter of 2012 and $7.1 million for the second quarter of 2011. Net loss for the second quarter of 2012 was ($6.0) million, or ($0.19) per basic and diluted common share, as compared to a net loss of ($6.1) million, or ($0.20) per basic and diluted common share for the first quarter of 2012, and a net loss of ($3.0) million, or ($0.11) per basic and diluted common share for the second quarter of 2011.

The GAAP gross margin for the second quarter was 67%. This is compared to the Company's GAAP gross margin of 59% for the first quarter of 2012, and 67% for the second quarter of 2011.

Total non-GAAP operating expenses for the second quarter of 2012 were $7.4 million, as compared to $7.5 million in the first quarter of 2012 and $7.5 million in the second quarter of 2011. Non-GAAP operating expenses for the second quarter of 2012 exclude $0.1 million in amortization of purchase price intangibles, $0.4 million in stock-based compensation and $1.0 million in restructuring charges along with a benefit of $0.4 million from the reversal of accrued royalties. Total GAAP operating expenses for the second quarter of 2012 were $8.5 million, as compared to $8.1 million in the first quarter of 2012 and $7.7 million in the second quarter of 2011.

Non-GAAP operating loss for the second quarter of 2012 was ($4.9) million, compared to a non-GAAP operating loss of ($5.3) million for the first quarter of 2012 and a non-GAAP operating loss of ($2.7) million for the second quarter of 2011. On a GAAP basis, the operating loss for the second quarter of 2012 was ($5.9) million, compared to an operating loss of ($5.9) million for the first quarter of 2012 and an operating loss of ($2.9) million for the second quarter of 2011.

Non-GAAP net loss for the second quarter of 2012 was ($5.0) million, or ($0.16) per share, compared with a non-GAAP net loss of ($5.5) million, or ($0.18) per share, for the first quarter of 2012 and a non-GAAP net loss of ($2.8) million, or ($0.10) per share, for the second quarter of 2011.

Further information about non-GAAP measures is provided below and a reconciliation of the non-GAAP measures to the comparable GAAP results is provided after the financial statements attached to this release.

“While second quarter revenue remained soft, we see signs of stabilization in our legacy telecom business as well as increased IP licensing opportunities in the third and fourth quarters of 2012,” stated M. Ali Khatibzadeh, President and CEO of TranSwitch. “In addition, we anticipate initial sales of our new HDplay™ products in the third quarter and a further ramp in the fourth quarter as more customers commence their product launches.” Dr. Khatibzadeh continued, “While we have expanded our customer opportunity list for HDplay™ products to over 50 specific design opportunities, we have also taken three important strategic actions to better position the company for growth of the new video connectivity business. First, primarily through the restructuring of our telecom business, we are reducing our operating expenses by $8 million annually starting in the third quarter of 2012. Second, we have retained Drakes Bay, LLC to sell legacy telecom patents in the near future. Drakes Bay’s detailed analysis of our telecom patent portfolio indicates potentially a very significant valuation and we anticipate being able to monetize these assets through the remainder of the year. Third, we have reached a 2-year agreement with Aspire Capital to raise up to eleven million dollars as needed and at our discretion going forward, subject to the terms and conditions of the agreement. Certainly, our primary approach for generating capital will be through the sale of non-strategic assets such as telecom patents.”

Additional details on TranSwitch’s second quarter 2012 financial results will be discussed during a conference call regarding this announcement today at 5:30 pm Eastern time. To listen to the live call, investors can dial 719-325-2406 and reference confirmation code: 4816297. The call will be recorded and a replay will be available two hours after the conclusion of the live broadcast through August 18, 2012. To access the replay, dial 719-457-0820 and enter confirmation code: 4816297. Investors can also access an audio webcast which will be broadcast through Vcall’s Investor Calendar at www.investorcalendar.com or the Company’s website at www.transwitch.com. This audio webcast will also be available on a replay basis for 10 business days.

About TranSwitch Corporation

TranSwitch Corporation (NASDAQ: TXCC) designs, develops and supplies innovative integrated circuit (IC) and intellectual property (IP) solutions that provide core functionality for voice, data and video communications equipment for network, enterprise and customer premises applications.  We provide integrated multi-core network processor System-on-a-Chip (SoC) solutions and software solutions for Fixed, 3G and 4G Mobile, VoIP and Multimedia Infrastructures. For the customer-premises market, we offer interoperable connectivity solutions that provide a bridge between HDMI and DisplayPort and enable the distribution and presentation of high-definition (HD) content for consumer electronic and personal computer markets and also provide a family of communications processors that provide best-in-class performance for a range of applications.  Overall, we have over 100 active customers, including the leading global telecom equipment providers, semiconductor and consumer product companies. For more information, please visit www.transwitch.com.

Forward-looking statements in this release, including statements regarding management's expectations for future financial results and the markets for TranSwitch's products, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that these forward-looking statements regarding TranSwitch, its operations and its financial results, involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including without limitation the risks associated with downturns in economic conditions generally and in the telecommunications and data communications markets and the semiconductor industry specifically; risks in product development and market acceptance of and demand for TranSwitch’s products and products developed by TranSwitch’s customers; risks associated with foreign sales and high customer concentration; risks associated with competition and competitive pricing pressures; risks in technology development and commercialization; risks of failing to attract and retain key managerial and technical personnel; risks relating to TranSwitch’s available cash; risks associated with acquiring new businesses; risks of dependence on third-party VLSI fabrication facilities; risks related to intellectual property rights and litigation; and other risks detailed in TranSwitch's filings with the Securities and Exchange Commission.

TranSwitch expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in expectations or any change in events, conditions or circumstances on which any such statement is based.

TranSwitch is a registered trademark of TranSwitch Corporation.

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures (Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis and for non-GAAP measures that are forward-looking is provided herein on a qualitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude expenses related to stock-based compensation, amortization of intangible assets, the effects of special charges such as asset impairments, restructuring charges and benefits from the reversal of accrued royalties. The Company’s basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company’s operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company’s operating performance as the Company believes that the presentation of non-GAAP measures that adjust for the impact of stock-based compensation expenses, amortization of intangible assets, the effects of special charges such as asset impairments and restructuring charges and benefits from the reversal of accrued royalties provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

We do not provide forward-looking GAAP measures or a reconciliation of the forward-looking non-GAAP measures to GAAP measures because of our inability to project special charges, asset impairments, employee separation costs and stock-based compensation related expenses.

The non-GAAP financial measures we provide have certain limitations because they do not reflect all of the costs associated with the operation of our business as determined in accordance with GAAP. The non-GAAP measures are in addition to, and not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. We endeavor to compensate for the limitations of these non-GAAP measures by providing GAAP financial statements, descriptions of the reconciling items and a reconciliation of the non-GAAP measures to the most directly comparable GAAP measures so that investors can appropriately incorporate the non-GAAP measures and their limitations into their analyses. Please see our financial statements and "Management's Discussion and Analysis of Results of Operations and Financial Condition" that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

For more information contact:

Robert A. Bosi
Vice President and Chief Financial Officer
Phone: 203.929.8810 ext. 2465

Mary Lombardo

Investor Relations

Phone: 203.929.8810 ext. 2254

TranSwitch Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in thousands, except for per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2012	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011
Net revenues:
Product revenues	$2,374	$3,162	$4,016	$5,536	$9,827
Service revenues	1,451	519	3,037	1,970	5,453
Total net revenues	3,825	3,681	7,053	7,506	15,280

Cost of revenues:
Cost of product revenues	866	1,119	1,305	1,985	3,085
Provision for excess and obsolete inventories	220	231	—	451	160
Cost of service revenues	175	161	1,034	336	2,038
Total cost of revenues	1,261	1,511	2,339	2,772	5,283
Gross profit	2,564	2,170	4,714	4,734	9,997

Operating expenses:
Research and development	4,678	4,336	4,490	9,014	9,055
Marketing and sales	1,317	1,642	2,076	2,959	4,064
General and administrative	1,930	2,132	1,915	4,062	3,774
Restructuring charges	1,001	—	—	1,001	467
Reversal of accrued royalties	(442)	(58)	(825)	(500)	(1,575)
Total operating expenses	8,484	8,052	7,656	16,536	15,785
Operating loss (Note 1)	(5,920)	(5,882)	(2,942)	(11,802)	(5,788)

Other (expense) income:
Other income (expense)	57	(101)	(8)	(44)	(13)
Interest income (expense):
Interest income	17	23	68	40	92
Interest expense	(32)	(9)	(68)	(41)	(193)
Interest (expense) income, net	(15)	14	—	(1)	(101)
Total other income (expense), net	42	(87)	(8)	(45)	(114)

Loss before income taxes	(5,878)	(5,969)	(2,950)	(11,847)	(5,902)
Income tax expense	119	114	49	233	246
Net loss	$(5,997)	$(6,083)	$(2,999)	$(12,080)	$(6,148)

Net loss per common share – basic and diluted	$(0.19)	$(0.20)	$(0.11)	$(0.39)	$(0.24)

Weighted average common shares outstanding – basic and diluted	31,617	30,685	26,853	31,151	25,263

Note 1: Stock-based compensation expense included in cost of revenues and operating expenses is as follows:
Cost of revenues	$(14)	$6	$16	$(8)	$37
Research and development	78	120	218	198	429
Marketing and sales	39	111	122	150	250
General and administrative	283	295	295	578	617
Total	$386	$532	$651	$918	$1,333

TranSwitch Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	June 30, 2012	December 31, 2011
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$3,238	$7,554
Accounts receivable, net	3,144	6,375
Inventories	1,396	1,988
Prepaid expenses and other current assets	1,752	1,876

Total current assets	9,530	17,793

Property and equipment, net	1,210	1,355
Goodwill	5,271	5,271
Other intangible assets, net	1,306	1,461
Other assets	1,863	1,738

Total assets	$19,180	$27,618

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank debt	$713	$—
Accounts payable, accrued expenses and other current liabilities	10,067	10,932
Current portion of restructuring liabilities	2,925	1,995

Total current liabilities	13,705	12,927

Restructuring liabilities	1,915	2,485

Total liabilities	15,620	15,412

Total stockholders’ equity	3,560	12,206

Total liabilities and stockholders’ equity	$19,180	$27,618

TRANSWITCH CORPORATION

Supplemental Reconciliation of GAAP Results to Non-GAAP

(Unaudited)

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	Jun 30,	Mar 31,	Jun 30,	Jun 30,	Jun 30,
	2012	2012	2011	2012	2011
GAAP gross profit	$2,564	$2,170	$4,714	$4,734	$9,997
Add:
Stock-based compensation	(14)	6	16	(8)	37
Non-GAAP gross profit	$2,550	$2,176	$4,730	$4,726	$10,034

GAAP gross margin	67.0%	59.0%	66.8%	63.1%	65.4%
Stock-based compensation	-0.4%	0.2%	0.2%	-0.1%	0.2%
Non-GAAP gross margin	66.7%	59.1%	67.1%	63.0%	65.7%

GAAP research and development expenses	$4,678	$4,336	$4,490	$9,014	$9,055
Less:
Amortization of purchase accounting intangibles	42	35	113	77	226
Stock-based compensation	78	120	218	198	429
Non-GAAP research and development expenses	$4,558	$4,181	$4,159	$8,739	$8,400

GAAP selling, general, and administrative expenses	$3,247	$3,774	$3,991	$7,021	$7,838
Less:
Amortization of purchase accounting intangibles	36	43	283	79	566
Stock-based compensation	322	406	417	728	867
Non-GAAP selling, general, and administrative expenses	$2,889	$3,325	$3,291	$6,214	$6,405

GAAP operating expenses	$8,484	$8,052	$7,656	$16,536	$15,785
Less:
Amortization of purchase accounting intangibles	78	78	396	156	792
Stock-based compensation	400	526	635	926	1,296
Reversal of accrued royalties and other	(442)	(58)	(825)	(500)	(1,575)
Restructuring charges	1,001	-	-	1,001	467
Non-GAAP operating expenses	$7,447	$7,506	$7,450	$14,953	$14,805
Non-GAAP operating loss	$(4,897)	$(5,330)	$(2,720)	$(10,227)	$(4,771)

GAAP net loss	$(5,997)	$(6,083)	$(2,999)	$(12,080)	$(6,148)
Add:
Amortization of purchase accounting intangibles	78	78	396	156	792
Stock-based compensation	386	532	651	918	1,333
Reversal of accrued royalties and other	(442)	(58)	(825)	(500)	(1,575)
Restructuring charges	1,001	-	-	1,001	467
Non-GAAP net loss	$(4,974)	$(5,531)	$(2,777)	$(10,505)	$(5,131)

Non-GAAP basic net loss per share	$(0.16)	$(0.18)	$(0.10)	$(0.34)	$(0.20)
Basic shares used to calculate non-GAAP net loss per share	31,617	30,685	26,853	31,151	25,263